Exhibit 10.6
[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
Amendment No. 3 to Area License Agreement
between
Southwest Convenience Stores, LLC
and
7-Eleven, Inc

EXECUTION ORIGINAL
AMENDMENT NO. 3 TO AREA LICENSE AGREEMENT
     THIS AMENDMENT NO. 3 TO AREA LICENSE AGREEMENT (the “3rd Amendment”) is effective the 20th day of August, 2008 (the “Effective Date”) by and between Southwest Convenience Stores, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (“Licensee”), and 7-Eleven, Inc. a corporation organized and existing under the laws of the State of Texas (“SEI”).
     WHEREAS, SEI and Licensee’s predecessor-in-interest, Southwest Convenience Stores, Inc., previously entered into that certain Area License Agreement dated June 2, 1993, as amended by that certain Amendment to Area License Agreement and Consent to Assignment dated December 20, 1996 (the “1st Amendment”) and that certain Amendment No. 2 to Area License Agreement dated August 14, 1997 (the “2nd Amendment”), (collectively, the “Agreement”); and
     WHEREAS, SEI and Licensee now desire to amend the Agreement in order to add additional counties to Licensee’s Territory.
     NOW, THEREFORE, in consideration of the terms, representations, warranties, covenants, promises and conditions contained in this 3rd Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SEI and Licensee hereby agree as follows:
1.	As of the Effective Date, Exhibit A-2 to the Agreement, as set forth in the 2nd Amendment, is hereby amended and restated in its entirely as set forth in Exhibit A-3, attached hereto and incorporate herein for all purposes.
2.	Upon the execution of this 3rd Amendment, Licensee shall pay to SEI the sum of [***] as a License Fee in consideration for the amendment and expansion of the Licensed Territory, as set forth in Section 1 of this 3rd Amendment.
3.	In all other respects, the Agreement, as amended, is hereby ratified and reconfirmed. This 3rd Amendment shall be deemed incorporated by reference into the Agreement as if set forth fully therein.

[***] Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, SEI and Licensee have executed this Amendment No. 3 to Area License Agreement by their respective authorized officers on the dates set forth below.

7-ELEVEN, INC.		SOUTHWEST CONVENIENCE STORES LLC.

BY:	/s/ David T. Fenton	BY:	/s/ Jeff D. Morris

Name:	David T. Fenton	Name:	Jeff D. Morris

Its: Senior Vice President

Date:	20 Aug. 2008	Date:	August 21, 2008

Attest:		Attest:

Title:	Assistant Secretary	Title:	Vice President and Assistant Secretary

EXHIBIT A-3
LICENSED TERRITORY
     The Licensed Territory, as defined in the Agreement, includes each of following counties in the States of Texas and New Mexico, U.S.:

Texas		New Mexico

Andrews	Llano	Bernalillo
Archer	Loving	Catron
Bailey	Lubbock	Chaves
Borden	Lynn	Cibola
Brewster	Martin	Curry
Brown	Midland	De Baca
Callahan	Mitchell	Dona Ana
Clay	McCulloch	Eddy
Cochran	Nolan	Grant
Coleman	Pecos	Guadalupe
Crane	Presidio	Hidalgo
Crockett	Reagan	Lea
Crosby	Reeves	Lincoln
Culberson	Runnels	Los Alamos
Dawson	San Saba	Luna
Ector	Scurry	McKinley
Eastland	Stephens	Otero
El Paso	Sterling	Quay
Floyd	Sutton	Roosevelt
Gaines	Taylor	San Miguel
Garza	Terrell	Sandoval
Glasscock	Terry	Santa Fe
Hale	Tom Green	Sierra
Hockley	Upton	Socorro
Howard	Ward	Taos
Hudspeth	Wichita	Torrance
Jeff Davis	Wilbarger	Union
Jones	Winkler	Valencia
Lamb	Yoakum